Exhibit 10.1

Execution Version

THIRD AMENDMENT AND COLLATERAL RELEASE, dated as of August 22, 2022 (this “Agreement”), to the Credit Agreement dated as of April 1, 2020 (as amended by the First Incremental Facility Amendment dated as of September 16, 2020, the Second Amendment dated as of October 29, 2021 and as further amended, restated, amended and restated, supplemented, or otherwise modified through the date hereof, the “Credit Agreement”), among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders and issuing banks and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).

Reference is made to (i) that certain Collateral Agreement, dated as of April 1, 2020 (the “Collateral Agreement”), among the Borrower, T-Mobile US, Inc. (“Holdings”), the other grantors party thereto and Deutsche Bank Trust Company Americas, as Collateral Trustee (the “Collateral Trustee”) and (ii) that certain Collateral Trust and Intercreditor Agreement, dated as of April 1, 2020 (the “Collateral Trust and Intercreditor Agreement”), among the Borrower, Holdings, the other grantors party thereto, Deutsche Bank AG New York Branch, as First Priority Agent, each of the other Holder Representatives party thereto and the Collateral Trustee.

WHEREAS, the Borrower has requested that the Lenders and Issuing Banks under the Credit Agreement agree to (i) release the security interest created by the Collateral Agreement and each of the other Security Documents in all of the Collateral and (ii) direct the Administrative Agent, in its capacity as Controlling Party under the Collateral Trust Agreement, to direct the Collateral Trustee to terminate the Collateral Agreement and the Collateral Trust and Intercreditor Agreement, and the Lenders and Issuing Banks party hereto (which constitute 100% of the Lenders and Issuing Banks) have agreed to such amendments subject to the terms and conditions herein;

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Collateral Release. Each Lender and Issuing Bank party hereto hereby agrees that, as of the Amendment No. 3 Effective Date (as defined below), (i) the security interest created by the Collateral Agreement and each of the other Security Documents in all right, title and interest of the Grantors (as defined in the Collateral Agreement) in the Collateral shall be released and terminate automatically with respect to the Obligations and (ii) pursuant to Section 6.12(a) of the Collateral Trust Agreement, upon receipt by the Collateral Trustee of the Direction Letter (as defined below) and a certificate of a Responsible Officer of the Company in the form attached as Annex A to the Direction Letter, all right, title and interest of the Collateral Trustee in such Collateral shall revert automatically to the Grantors, their successors and assigns (collectively, the “Lien Release”). Each Lender and Issuing Bank party hereto hereby acknowledges that, from and after the Amendment No. 3 Effective Date, the Obligations shall no longer be secured by the Collateral; provided that nothing in this Amendment shall be deemed a modification of any requirement of the Borrower to cash collateralize Letters of Credit in accordance with Section 2.07(k).

SECTION 3. Direction to Administrative Agent. Each Lender and Issuing Bank hereby (i) directs the Administrative Agent, in its capacity as First Priority Agent and Controlling Party under the Collateral Trust Agreement, upon the Amendment No. 3 Effective Date, to deliver to the Collateral Trustee a letter directing the termination of Collateral Agreement and the Collateral Trust Agreement (the “Direction Letter”), substantially in the form attached hereto as Exhibit A and (ii) consents to the execution and delivery of such documents and instruments and taking such other actions (including filing of termination statements and other releases and return of possessory collateral) by the Administrative Agent and/or Collateral Trustee as necessary or advisable to evidence the Lien Release at the sole cost and expense of the Borrower.

SECTION 4. Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of “Collateral” is hereby amended by adding the following phrase after the words “Security Document” therein: “(it being understood that each such Security Document is terminated, and such Liens are released, from and after the Third Amendment Effective Date)”.

(b) The definition of “First Lien Obligations” is hereby amended by deleting the second sentence thereof.

(c) Section 1.01 is hereby amended by adding the following definition in alphabetical order therein:

““Third Amendment Effective Date”: August 22, 2022.”

(d) Section 3.19 is deleted in its entirety and replaced with the following: “[Reserved]”;

(e) Section 5.2(c) is deleted in its entirety and replaced with the following: “[reserved]”;

(f) Section 5.5(c) is deleted in its entirety and replaced with the following: “[Reserved]”;

(g) Section 5.9(a) is deleted in its entirety and replaced with the following: “[Reserved]”;

(h) Section 5.9(b) is deleted in its entirety and replaced with the following:

“Subject to Section 5.9(c), cause any Parent Only Subsidiary or any Subsidiary of Borrower, in each case, that is not an Excluded Subsidiary, if not already a Guarantor, promptly (and in any event within 60 days after such person becomes a Subsidiary that is not an Excluded Subsidiary, or cases to be an Excluded Subsidiary, as the case may be, or such longer period as the Administrative Agent may approve in its sole discretion) to become party to the Guarantee Agreement.”

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(i) Section 5.9(c) is deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing provisions of this Section 5.9 or any other provision hereof or of any other Loan Document, each Subsidiary of Parent that provides a Guarantee of the Existing T-Mobile Notes shall also become a Subsidiary Guarantor hereunder in accordance with the provisions set forth above (but regardless of whether such Subsidiary is an Excluded Subsidiary).”

(j) Section 5.11 is deleted in its entirety and replaced with the following:

“Promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments and take such other actions as reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Parent and the other Group Members in the Loan Documents.”

(k) Section 6.7(b) is deleted in its entirety and replaced with the following:

“the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or the Person to which such sale, assignment, lease, transfer, conveyance or other disposition has been made expressly assumes, by an assumption and joinder agreement, executed and delivered to the Administrative Agent, the payment of the principal of and any premium and interest on the Obligations and the performance and observance of every covenant of this Agreement on the part of the Borrower to be performed or observed.”

(l) Section 7.1(i) is deleted in its entirety and replaced with the following: “[reserved]”.

(m) Section 9.15 is hereby amended by adding the following clause (e) to the end thereof:

“(e) For the avoidance of doubt, upon the Third Amendment Effective Date, all Liens created by the Security Documents shall automatically terminate and be released, without the requirement for any further action by any Person and the Administrative Agent and the Collateral Trustee shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Trustee to) take such action and execute any such documents as may be reasonably requested by Parent or the Borrower and at the Borrower’s expense to further document and evidence such termination and release of Liens created by the Security Documents (including by way of assignment).

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender and Issuing Bank party hereto that:

(a) no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date (as defined below); and

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(b) the representations and warranties made by each Loan Party in or pursuant to the Loan Documents as amended hereby are true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”).

SECTION 6. Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions shall have been satisfied or waived:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (1) the Borrower, (2) the Administrative Agent and (3) each Lender and Issuing Bank party to the Credit Agreement;

(b) the Borrower shall have delivered a certificate to the Administrative Agent certifying that the delivery of the Direction Letter and the release of Collateral directed thereunder is permitted under, and does not violate the terms of, any First Priority Debt Documents or Junior Priority Debt Documents (each as defined in the Collateral Trust Agreement); and

(c) the payment in full of all fees and expenses (if any) owing to the Administrative Agent and the Lenders and Issuing Banks in respect of this Agreement, to the extent invoiced at least three (3) Business Days prior to the Third Amendment Effective Date.

SECTION 7. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect; provided that, notwithstanding the foregoing, the parties hereto agree that from and after the Third Amendment Effective Date, the Obligations shall no longer be secured by the Collateral and that any provision in the Loan Documents shall be interpreted to give effect thereto. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Third Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 8. Reaffirmation. The Borrower, on behalf of itself and each Guarantor, hereby expressly consents to and acknowledges the terms of this Agreement and confirms and reaffirms (except as expressly set forth herein), as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby, (b) that all Obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the

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Credit Agreement as amended, extended or otherwise modified hereby, (c) its guarantee of the Obligations as amended, extended or otherwise modified hereby and (d) that such Guarantees are and shall continue to be in full force and effect as amended, extended or otherwise modified hereby and do, and shall continue to, inure to the benefit of the Lenders and the other Secured Parties. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 9. Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (e.g., “PDF” or “TIFF”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 11. Execution. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, in respect of documents to be signed by entities established within the European Union, the Electronic Signature qualifies as a “qualified electronic signature” within the meaning of the Regulation (EU) n 910/2014 of the European parliament and of the Council of 23 July 2014 on electronic identification and trust services for electronic transaction in the internal market as amended from time to time. Each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereof; provided that nothing herein shall require the Collateral Trustee to accept Electronic Signatures in any form or format without its prior written consent.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 13. Governing Law; Jurisdiction, etc. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

T-MOBILE USA, INC.

By:	/s/ Johannes Thorsteinsson
Name:	Johannes Thorsteinsson
Title:	Senior Vice President, Treasury & Treasurer

[Signature Page to the Third Amendment and Collateral Release]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

LENDERS AND ISSUING BANKS:

BARCLAYS BANK PLC

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Wesley Cronin
Name:	Wesley Cronin
Title:	Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

GOLDMAN SACHS BANK USA

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

CITIBANK, N.A.

By:	/s/ Jeffrey Kang
Name:	Jeffrey Kang
Title:	Vice President and Director

[Signature Page to the Third Amendment and Collateral Release]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter Thauer
Name:	Peter Thauer
Title:	Managing Director

[Signature Page to the Third Amendment and Collateral Release]

MIZUHO BANK, LTD.

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

MUFG BANK, LTD.

By:	/s/ Matt Antioco
Name:	Matt Antioco
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Director, Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Phillip Magdaleno
Name:	Phillip Magdaleno
Title:	Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

MORGAN STANLEY BANK, N.A.

By:	/s/ Phillip Magdaleno
Name:	Phillip Magdaleno
Title:	Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

ROYAL BANK OF CANADA

By:	/s/ Scott Johnson
Name:	Scott Johnson
Title:	Authorized Signatory

[Signature Page to the Third Amendment and Collateral Release]

BNP PARIBAS

By:	/s/ Maria Mulic
Name:	Maria Mulic
Title:	Managing Director

By:	/s/ Jonathan Lasner
Name:	Jonathan Lasner
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ Pedro Bell
Name:	Pedro Bell
Title:	Managing Director

By:	/s/ Matthew Ward
Name:	Matthew Ward
Title:	Managing Director

[Signature Page to the Third Amendment and Collateral Release]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Jill Wong
Name:	Jill Wong
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By:	/s/ Victoria Roberts
Name:	Victoria Roberts
Title:	Managing Director

[Signature Page to the Third Amendment and Collateral Release]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Spencer Ferry
Name:	Spencer Ferry
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

BANCO SANTANDER, S.A., NEW YORK BRANCH

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Managing Director

By:	/s/ Daniel Kostman
Name:	Daniel Kostman
Title:	Executive Director

[Signature Page to the Third Amendment and Collateral Release]

SOCIETE GENERALE

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

TRUIST BANK

By:	/s/ Alfonso Brigham
Name:	Alfonso Brigham
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

NATIONAL WESTMINSTER BANK PLC

By:	/s/ Alex Maltby
Name:	Alex Maltby
Title:	Director

[Signature Page to the Third Amendment and Collateral Release]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Thomas Schauwers
Name:	Thomas Schauwers
Title:	Assistant Vice President

[Signature Page to the Third Amendment and Collateral Release]

Exhibit A

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]